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                                                                    Exhibit 10.1

                                AMENDMENT NO. 5
                                    TO THE
                      HEALTH MANAGEMENT ASSOCIATES, INC.
                  1996 EXECUTIVE INCENTIVE COMPENSATION PLAN

                          Effective December 17, 1999


     WHEREAS, Health Management Associates, Inc., a Delaware corporation (the "Company"), has established the Health Management Associates, Inc. 1996 Executive Incentive Compensation Plan, effective December 12, 1995, as heretofore amended (the "1996 EICP"); and

     WHEREAS, pursuant to Section 10(e) of the 1996 EICP, the Board of Directors of the Company has authorized, approved and adopted the amendments to the 1996 EICP set forth herein;

     NOW, THEREFORE, the 1996 EICP is hereby amended, effective December 17, 1999, as follows:

     1. Clause "(ii)" of Section "4(a) Overall Number of Shares Available for Delivery." of the 1996 EICP is hereby amended to provide in its entirety as follows (with the remainder of said Section 4(a) being unchanged and unaffected by this Amendment and continuing in full force and effect):

          "(ii) 7% of the number of shares newly issued by the Company or delivered out of treasury shares on or before December 1, 1999 (but not thereafter) (excluding any issuance or delivery in connection with Awards, awards under Preexisting Plans, or any other compensation or benefit plan of the Company),"

     2. A new Section "6(i)" is hereby added to Section "6. Specific Terms of Awards." of the 1996 EICP, to provide in its entirety as follows (with the remainder of said Section 6 being unchanged and unaffected by this Amendment and continuing in full force and effect):

               "(i) Limitation. Notwithstanding any other provision of the Plan, but subject to adjustment as provided in Section 10(c) hereof, if at any time on or after December 1, 1999 the number of shares of Stock set forth in Section 4(a)(i) hereof is increased, then no more than 15% of such additional shares of Stock shall be issued in connection with Awards other than Options or SARs."

     3. Except as amended hereby, the 1996 EICP shall remain in full force and effect in accordance with its terms.

     This Amendment No. 5 to the Health Management Associates, Inc. 1996 Executive Incentive Compensation Plan was authorized, approved and adopted by the Board of Directors of the Company on December 17, 1999.

                                         /s/ Timothy R. Parry
                                        --------------------------------------
                                        Timothy R. Parry, Corporate Secretary

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